EXHIBIT 99.2

Flowserve Expands Leadership in Nuclear and Other Power End

Markets with Strategic Acquisition of Trillium Flow Technologies’

Valves Division

•	Acquisition accelerates power end-market growth strategy, with complementary offerings for nuclear and traditional power generation markets

•	Strengthens valve and actuation product portfolio with mission-critical flow control solutions

•	Enhances service capabilities and expands global installed base with high aftermarket entitlement

•	Expected to be accretive to adjusted operating income in 2026

DALLAS—(BUSINESS WIRE)—February 5, 2026—Flowserve Corporation (NYSE: FLS) (“Flowserve” or the “Company”), a leading provider of flow control products and services for the global infrastructure markets, has signed a definitive agreement to acquire Trillium Flow Technologies’ Valves Division1 (“TVD”), a market leading provider of highly engineered mission-critical valves used in nuclear and traditional power generation, industrial, and critical infrastructure applications for $490 million in cash (the “Transaction”). The Transaction is expected to close mid-year 2026.

TVD’s comprehensive portfolio of brands serves a global customer base across attractive and growing end markets with a nearly 200-year legacy of engineering excellence and reliable performance. The acquisition will expand Flowserve’s reach in both conventional and emerging markets by integrating TVD’s highly specialized valve and actuation product portfolio, differentiated power and nuclear technology, and scalable service offerings.

TVD’s large installed base of over 200,000 units, including assets in 115 operating nuclear reactors, generates recurring, high-margin demand for aftermarket services, replacements, and spare parts. Adding TVD’s portfolio strengthens Flowserve’s leading nuclear position—supporting more than 300 reactors worldwide—and enhances the Company’s ability to serve existing nuclear assets while delivering a broad range of flow control solutions for new traditional and small modular reactors.

“TVD’s products and capabilities are highly complementary to our portfolio and will enhance our ability to meet future demand in nuclear, traditional power, and more broadly across the industrial landscape,” said Scott Rowe, Flowserve President and Chief Executive Officer. “We see strong aftermarket potential from their global installed base that is expected to drive profitable growth. The acquisition underscores our commitment to building a more cycle-resilient business and will enhance value for shareholders, customers, and associates. We look forward to welcoming the Trillium Valves team to Flowserve.“

Transaction Details and Approvals

The purchase price of $490 million represents a multiple of approximately 12.3x TVD’s 2025 adjusted EBITDA, excluding the impact of anticipated synergies. TVD is expected to have annualized revenues of approximately $200 million with adjusted EBITDA margins in the high teens. The Company anticipates leveraging the Flowserve Business System to increase TVD’s margins over time.

The Transaction is expected to be accretive to adjusted operating income in 2026, excluding anticipated synergies.

Flowserve expects to fund the Transaction through a combination of cash on hand and additional debt. The Transaction is subject to the satisfaction of customary closing conditions and regulatory approvals.

Advisors

Goldman Sachs & Co LLC is serving as exclusive financial advisor and Baker McKenzie is serving as legal advisor to Flowserve. J.P. Morgan Securities LLC is serving as financial advisor and Freshfields is serving as legal advisor to TVD.

[1]	Transaction excludes Trillium Valves’ French operations.

About Flowserve

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

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Investor Contacts

Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance	(469) 420-3222
Olivia Webb, Director, Investor Relations	(469) 420-3223

Media Contact: media@flowserve.com

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All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

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